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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                    FORM 8-K


                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  APRIL 7, 1997


                       NORWOOD PROMOTIONAL PRODUCTS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                                     TEXAS
                 (STATE OR OTHER JURISDICTION OF INCORPORATION)

       0-21800                                              74-2553074
(COMMISSION FILE NUMBER)                       (IRS EMPLOYER IDENTIFICATION NO.)


                          70 N.E. LOOP 410, SUITE 295
                           SAN ANTONIO, TEXAS  78216
          (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE, INCLUDING ZIP CODE)


                                 (210) 341-9440
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)
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ITEM 5.  OTHER EVENTS.

         On April 7, 1997, Norwood Promotional Products, Inc. (the "Company") purchased a total of 526,700 shares of its outstanding Common Stock in two block transactions: 264,100 shares were purchased at a price of $13.00 per share, and 262,600 shares were purchased at a price of $12-5/8 per share. These shares represented approximately 9.4 percent of the Company's issued and outstanding Common Stock.





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                       Norwood Promotional Products,Inc.

                                    Form 8-K


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





Date:   April 7, 1997                   By: /s/ J. MAX WAITS
                                           -------------------------------
                                            J. Max Waits,
                                            Chief Financial Officer